MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.








FUND LOGO








Quarterly Report

September 30, 1996





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.


Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Edward F. Gobora, Vice President
David B. Walter, Vice President
Stephen Yardley, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



DEAR SHAREHOLDER


As the September quarter began, the US dollar was trading at its two-year high versus the Japanese yen. The Bank of Japan's accommodative monetary policy and Japan's declining trade surplus with its major trade partners negatively influenced the yen. In addition, speculation of a tightening by the US Federal Reserve Board following stronger employment statistics supported the US dollar.

With regard to fixed-income markets, central banks in Europe continued to reduce short-term interest rates as inflationary pressure remained virtually nonexistent. Specifically, Italy lowered its official interest rates following the decline of the consumer price index to below 4%. In addition, Sweden's Riksbank continued to lower the repurchase agreement rate as Swedish inflation was calculated below 1% and the domestic economy extended its decline. In general, the central banks in the major economies were also supportive of global fixed-income markets. The German Bundesbank kept its repurchase agreement rate unchanged at 3.30%, and the US Federal Reserve Board, following much investor speculation, did not raise interest rates. Federal Reserve Board Chairman Alan Greenspan commented that despite recent strong economic releases, inflation remained mild. Australia and Canada also lowered short-term interest rates as their respective currencies remained stable and price pressures were relatively nonexistent.

We continued to maintain our exposure to higher-yielding markets. With global interest rate convergence a factor and short-term interest rates in core European markets below interest rates in the United States, we utilized exposures in higher-yielding markets in accordance with the Fund's income-oriented objective. In addition, as the dollar continued to rally, we remained primarily hedged into US dollars, thus negating the majority of our foreign currency exposure.

August progressed with US economic fundamentals once again showing evidence of stronger-than-expected economic activity. Second-quarter US gross domestic product increased by 4.8% while civilian unemployment remained below 5.5%. The US bond market declined as speculation arose that the Federal Reserve Board would raise interest rates.

In Europe, bond markets continued their strong performance as the Bundesbank lowered the fixed repurchase agreement rate to 3.00% from 3.30% in response to reduced expectations of money supply growth and support for European Monetary Union (EMU). The cut in German interest rates allowed other European countries, namely Belgium, France, Denmark, Sweden, the Netherlands and Portugal, to also reduce interest rates. In addition, in the dollar bloc, the Reserve Bank of Australia and the Bank of Canada utilized stronger currencies and favorable inflation data to cut short-term interest rates. We took advantage of these cuts to reduce our market exposure as we considered the interest rate reductions as being possibly the last of the current interest rate cycle.

At its September 24, 1996 meeting, the Federal Open Market Committee maintained the Federal Funds rate and the discount rate at 5.25% and 5.00%, respectively. A rate increase in the United States was not yet warranted by the Federal Reserve Board as the result of insufficient evidence of inflationary pressure. Additionally, during the month favorable interest rate differentials, improvements in the Japanese trade data with the United States, and capital outflows from Japan helped the US dollar reach a new high versus the yen. Both politics and economics suggest that the Bank of Japan's interest rate policy is likely to remain unchanged until the end of 1996. In Europe, renewed interest in convergence trades among investors also caused the Deutschemark to weaken against the Italian lira, the Swedish krona and other high-yielding currencies. The motivation behind these moves stems from the strong political will being displayed by European governments to meet the Maastricht guidelines on budget deficits and an effort to be part of the first group of EMU participants. Continued low inflationary growth and the resurgence in optimism over EMU will be supportive of the global bond markets.

The United Kingdom's strong economic data and improving fundamentals contributed to a significant appreciation of sterling. Leading indicators suggest that the economy will strengthen over the next few months. The pound sterling appreciated against the Deutschemark to its 19-month high of 2.39. This move mitigated the need for any immediate base interest rate increase.

In the Pacific Basin, the Australian dollar came off its highs from last month. The Australian dollar's vulnerability has been attributed to lower commodity prices as well as growing expectations of another cut in official interest rates later this year. If short-term interest rates are driven down by the Reserve Bank currency, weakness will likely abound. In addition, the New Zealand dollar achieved its highest valuation versus the US dollar since June 1988. Ongoing issuance of New Zealand dollar samurai bonds has been the driving force in the sustained rally for the currency over the past two months.

The Canadian dollar also appreciated as a result of foreign investors' increasing awareness of Canada's vastly improving inflation, fiscal and current account fundamentals. Further gains in the Canadian dollar may allow additional interest rate cuts by the Bank of Canada going forward.

Looking ahead, we anticipate the global monetary easing cycle to be near conclusion. Therefore, we will continue to monitor the Federal Reserve Board and economic data releases for any signs of tightening by the US central bank. If the Federal Reserve Board responds accordingly to strong growth factors in the US economy, the US dollar should also continue to appreciate. However, if the Federal Reserve Board delays, a marginal decline of the dollar is possible.

In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Alex V. Bouzakis)
Alex V. Bouzakis
Vice President and
Senior Portfolio Manager

(Edward F. Gobora)
Edward F. Gobora
Vice President and Portfolio Manager







(David B. Walter)
David B. Walter
Vice President and Portfolio Manager







(Stephen Yardley)
Stephen Yardley
Vice President and Portfolio Manager


October 23, 1996





PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares++
                                Net Asset Value        Capital Gains
Period Covered               Beginning     Ending       Distributed       Dividends Paid*       % Change**
10/21/94--12/31/94             $8.11       $7.90             --               $0.103              -1.33%
1995                            7.90        7.91             --                0.537              +7.14
1/1/96--9/30/96                 7.91        7.82             --                0.368              +3.78
                                                                              ------
                                                                        Total $1.008

                                                           Cumulative total return as of 9/30/96: +9.71%**

Performance
Summary--
Class B Shares
                                Net Asset Value        Capital Gains
Period Covered               Beginning     Ending       Distributed       Dividends Paid*       % Change***
8/3/90--12/31/90              $10.00       $9.93             --               $0.404              +3.40%
1991                            9.93        9.68             --                0.885              +6.63
1992                            9.68        8.69             --                0.687              -3.39
1993                            8.69        8.63             --                0.581              +6.15
1994                            8.63        7.89             --                0.463              -3.30
1995                            7.89        7.90             --                0.474              +6.31
1/1/96--9/30/96                 7.90        7.82             --                0.324              +3.31
                                                                              ------
                                                                        Total $3.818

                                                          Cumulative total return as of 9/30/96: +20.09%***


Performance
Summary--
Class C Shares
                                Net Asset Value        Capital Gains
Period Covered               Beginning     Ending       Distributed       Dividends Paid*       % Change***
10/21/94--12/31/94             $8.11       $7.89             --               $0.079              -1.74%
1995                            7.89        7.72             --                0.435              +3.48
1/1/96--9/30/96                 7.72        7.68             --                0.310              +3.72
                                                                              ------
                                                                        Total $0.824

                                                           Cumulative total return as of 9/30/96: +5.45%***


Performance
Summary--
Class D Shares++
                                Net Asset Value        Capital Gains
Period Covered               Beginning     Ending       Distributed       Dividends Paid*       % Change**
8/3/90--12/31/90              $10.00       $9.93             --               $0.436              +3.73%
1991                            9.93        9.68             --                0.941              +7.23
1992                            9.68        8.70             --                0.735              -2.79
1993                            8.70        8.64             --                0.625              +6.69
1994                            8.64        7.89             --                0.506              -2.91
1995                            7.89        7.90             --                0.517              +6.87
1/1/96--9/30/96                 7.90        7.82             --                0.354              +3.72
                                                                              ------
                                                                        Total $4.114

                                                          Cumulative total return as of 9/30/96: +24.15%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
 ++As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.



Recent
Performance
Results
                                                                                   12 Month     3 Month
                                                  9/30/96    6/30/96   9/30/95     % Change     % Change
Class A Shares*                                    $7.82      $7.85     $7.92        -1.26%       -0.38%
Class B Shares*                                     7.82       7.84      7.91        -1.14        -0.26
Class C Shares*                                     7.68       7.70      7.73        -0.65        -0.26
Class D Shares*                                     7.82       7.84      7.91        -1.14        -0.26
Class A Shares--Total Return*                                                        +5.42(1)     +1.17(2)
Class B Shares--Total Return*                                                        +4.85(3)     +1.10(4)
Class C Shares--Total Return*                                                        +5.25(5)     +1.09(6)
Class D Shares--Total Return*                                                        +5.42(7)     +1.24(8)
Class A Shares--Standardized 30-day Yield           5.47%
Class B Shares--Standardized 30-day Yield           4.91%
Class C Shares--Standardized 30-day Yield           4.77%
Class D Shares--Standardized 30-day Yield           5.20%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.523 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.121 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.461 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.106 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.444 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.103 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.503 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.116 per share ordinary income dividends.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +5.42%         +1.21%
Inception (10/21/94) through 9/30/96       +4.88          +2.70

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                         +4.85%         +0.89%
Five Years Ended 9/30/96                   +1.87          +1.87
Inception (8/3/90) through 9/30/96         +3.02          +3.02

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                         +5.25%         +4.25%
Inception (10/21/94) through 9/30/96       +2.77          +2.77

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                         +5.42%         +1.21%
Five Years Ended 9/30/96                   +2.36          +1.53
Inception (8/3/90) through 9/30/96         +3.57          +2.89

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS
                                     Maturity                                               Interest                Percent of
COUNTRIES             Face Amount      Date                     Issue                        Rate++         Value   Net Assets
Australia     A$       18,200,000    5/14/97  Queensland Treasury Corp. (3)                    8.00%    $ 14,505,323    4.98%
                       13,043,289   10/03/96  Swiss Bank Corp., Time Deposit (2)               6.75       10,317,242    3.54

                                              Total Investments in Australia
                                              (Cost--$24,688,692)                                         24,822,565    8.52

Canada        C$        3,258,000    9/02/97  General Electric Capital Corp. (2)               6.25        2,429,387    0.84

                                              Total Investments in Canada
                                              (Cost--$2,390,865)                                           2,429,387    0.84

Germany       DM        6,900,000   10/17/96  Deutsche Bank AG, Time Deposit (2)               3.00        4,522,218    1.56
                       10,049,431   10/09/96  Dresdner Bank AG, Time Deposit (2)               2.937       6,586,336    2.26

                                              Total Investments in Germany
                                              (Cost--$11,183,520)                                         11,108,554    3.82

Ireland       Iep       7,320,000    7/27/97  Irish Government Treasury Gilt (1)               8.75       12,003,841    4.12

                                              Total Investments in Ireland
                                              (Cost--$12,085,996)                                         12,003,841    4.12

Italy         Lit   4,990,000,000   10/14/97  ABB Finance Inc. (2)                            11.40        3,391,389    1.17
                    3,420,000,000    9/05/97  Abbey National Treasury Services PLC (2)        10.70        2,298,063    0.79
                    1,390,000,000   10/20/97  Abbey National Treasury Services PLC (2)        11.50          944,528    0.32
                   25,000,000,000   10/01/96  Buoni Poliennali del Tesoro (Italian
                                                Government Bonds) (1)                          9.00       16,429,769    5.64
                    6,800,000,000    8/01/97  Buoni Poliennali del Tesoro (Italian
                                                Government Bonds) (1)                          8.50        4,493,167    1.54
                    2,360,000,000    6/02/97  Council of Europe (1)                           11.40        1,579,667    0.54
                    1,255,000,000    5/27/97  Credit Suisse Finance (1)                       11.625         841,541    0.29
                    1,770,000,000    5/12/97  Electricite de France (2)                        8.00        1,160,946    0.40

                                              Total Investments in Italy
                                              (Cost--$29,548,513)                                         31,139,070   10.69

New Zealand   NZ$      31,600,000   11/15/96  New Zealand Government Bonds (1)                 9.00       22,039,399    7.57
                       17,000,000    6/18/97  New Zealand Treasury Bill (1)                    9.51       11,144,440    3.82

                                              Total Investments in New Zealand
                                              (Cost--$32,185,936)                                         33,183,839   11.39

Spain         Pta   2,000,000,000    2/28/97  Bonos del Estado (Spanish Government
                                              Bonds) (1)                                       9.00       15,688,352    5.39

                                              Total Investments in Spain
                                              (Cost--$16,014,575)                                         15,688,352    5.39

United      Pound      11,800,000   12/30/96  General Electric Capital Corp. (2)               8.25       18,563,028    6.37
Kingdom  Sterling
                                              Total Investments in the United Kingdom
                                              (Cost--$19,134,699)                                         18,563,028    6.37

United        US$      14,200,000   10/01/96  CS First Boston Inc., Repurchase Agreement*
States                                          purchased on 9/24/96 (2)                       5.30       14,200,000    4.87
                       14,000,000   10/02/96  Chase Manhattan Bank, Repurchase Agreement*
                                                purchased on 9/25/96 (2)                       5.28       14,000,000    4.80
                       14,000,000   10/02/96  Deutsche Bank Securities, Repurchase
                                                Agreement* purchased on 9/25/96 (2)            5.20       14,000,000    4.81
                       17,507,000   10/01/96  HSBC Holdings PLC, Repurchase Agreement*
                                                purchased on 9/30/96 (2)                       5.60       17,507,000    6.01
                       17,500,000   10/01/96  Morgan (J.P.) & Company, Inc., Repurchase
                                                Agreement* purchased on 9/30/96 (2)            5.40       17,500,000    6.01
                       14,500,000   10/04/96  Morgan Stanley Group, Inc., Repurchase
                                                Agreement* purchased on 9/27/96 (2)            5.20       14,500,000    4.98
                       14,000,000   10/03/96  PaineWebber Inc., Repurchase Agreement*
                                                purchased on 9/26/96 (2)                       5.23       14,000,000    4.81
                       40,880,000   12/31/96  US Treasury Note (1)                             7.50       41,097,073   14.11

                                              Total Investments in the United States
                                              (Cost--$146,888,803)                                       146,804,073   50.40

                                              Total Investments (Cost--$294,121,599)                     295,742,709  101.54


                 Nominal Value     Expiration                                                Strike
               Covered by Options     Date                                                    Price

Currency Put  US$       5,455,000  Oct. 1996  German Deutschemark                           DM 1.5385           (136)   0.00
Options
Written                                       Total Options Written (Premiums
                                              Received--$2,728)                                                 (136)   0.00

              Total Investments, Net of Options Written (Cost--$294,118,871)                             295,742,573  101.54

              Unrealized Appreciation on Forward Foreign Exchange Contracts++++                              544,968    0.18

              Liabilities in Excess of Other Assets                                                       (5,021,371)  (1.72)
                                                                                                        ------------  -------
              Net Assets                                                                                $291,266,170  100.00%
                                                                                                        ============  =======

              Net Asset Value:     Class A--Based on net assets of $9,882 and 1,263
                                            shares outstanding                                          $       7.82
                                                                                                        ============
                                   Class B--Based on net assets of $271,188,454 and
                                            34,670,927 shares outstanding                               $       7.82
                                                                                                        ============
                                   Class C--Based on net assets of $154,835 and 20,151
                                            shares outstanding                                          $       7.68
                                                                                                        ============
                                   Class D--Based on net assets of $19,912,999 and
                                            2,544,953 shares outstanding                                $       7.82
                                                                                                        ============

              Corresponding industry groups for securities (percent of net assets):
           (1)Sovereign Government Obligations--43.02%
           (2)Financial Services--53.54%
           (3)Sovereign/Regional Government Obligations--Agency--4.98%
             *Repurchase Agreements are fully collateralized by US Government &
              Agency Obligations.
            ++Commercial Paper and certain US Treasury and Foreign Treasury
              Obligations are traded on a discount basis; the interest rates shown represent the yield-to-maturity at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at September 30, 1996.
          ++++Forward foreign exchange contracts as of September 30, 1996 were as follows:

                                                                  Unrealized
                                               Expiration        Appreciation
                                                  Date          (Depreciation)

              Foreign Currency Purchased

              DM              18,294,029      September 1996      $  (86,754)
              Lit         18,108,183,680       October 1996            3,839

              Total (US$ Commitment--$23,948,589)                 $  (82,915)
                                                                  ----------

              Foreign Currency Sold

              A$              31,411,322       October 1996       $  248,024
              C$               3,323,025       October 1996           (9,115)
              DM              18,294,029      September 1996         276,659
              DM              10,108,129       October 1996           21,668
              Iep              7,534,422       October 1996           46,608
              Pound           12,626,013       October 1996          (37,588)
              Sterling
              Lit         41,830,285,825       October 1996           20,290
              NZ$             40,451,541       October 1996          (18,001)
              Pta          2,062,868,461       October 1996           79,338

              Total (US$ Commitment--$150,027,203)                $  627,883
                                                                  ----------

              Total Unrealized Appreciation--Net on
              Forward Foreign Exchange Contracts                  $  544,968
                                                                  ==========